January 22, 2009

GENERATION WAVE GROWTH FUND
VICE FUND
Each a Series of USA MUTUALS

Supplement to the Prospectuses dated July 30, 2008

Effective January 22, 2009, USA MUTUALS (the “Trust”) will be changing the investment minimum of the Generation Wave Growth Fund and the Vice Fund (each, a “Fund”).  The minimum initial investment will be reduced from $4,000 for all types of accounts to $2,000 for regular accounts and $1,000 for retirement accounts.  All references in each Fund’s prospectus to the minimal initial investment amount are revised to reflect this change.  Additionally, the minimum account balance required when exercising the “Exchange Privilege” discussed in each Fund’s prospectus is also reduced from $4,000 for all types of accounts to $2,000 for regular accounts and $1,000 for retirement accounts.  The “Exchange Privilege” section in each Fund’s prospectus is hereby revised accordingly.  Also, there is no change to either Fund’s minimum subsequent investment of $100 for all types of accounts.

Please retain this Supplement with your Prospectuses for reference.

The date of this Supplement is January 22, 2009.